SUPPLEMENT DATED FEBRUARY 2, 2009

TO PROSPECTUS DATED APRIL 25, 2007
FOR FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE AND
FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

This supplement describes proposed changes to an investment option offered under your Policy.  Please retain this supplement with your prospectus for future reference.

On January 22, 2009, the Securities and Exchange Commission issued an order approving the substitution of shares of the SCSM Goldman Sachs Short Duration Fund for shares of the PIMCO VIT Low Duration Portfolio.  The substitution will occur on or about February 20, 2009, without charge and without the transfer counting against limits, if any, on the number of transfers permitted under your Policy each year.

Prior to the substitution, you may make one transfer of your Account Value allocated to PIMCO VIT Low Duration Portfolio into any of the available investment options without charge and without the transfer counting against limits, if any, on the number of transfers permitted under your Policy each year.

For a period of thirty days following the substitution, you may transfer your SCSM Goldman Sachs Short Duration Fund values into any of the other available investment options without the transfer counting against limits, if any, on the number of transfers permitted under your Policy each year.

All Policy Owners have received a current prospectus for the new Sun Capital Advisers Trust fund.  This prospectus describes the new fund’s investment policies, risks, fees and expenses, and all other aspects of its operations, and should be read carefully before investing.  There is no assurance that the new fund will achieve its stated objective.

If you have any questions about the proposed substitution, please call our Service Center at (800) 752-7215 or write to us at P.O. Box 9133, Wellesley Hills, MA 02481.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.